UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2016 (February 22, 2016)

INVENTURE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 932-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2016, the Board of Directors of Inventure Foods, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), effective as of such date.  The following is a description of the material amendments to the Company’s prior Amended and Restated Bylaws:

•                  Section 1.1 revises the provisions relating to the place of the stockholders’ meetings to provide that the Company’s Board of Directors (the “Board”), the Chairman of the Board, the President, or the Chief Executive Officer may determine the place of the stockholders’ meetings, including that such meeting may be held by remote communication in accordance with the added provisions of Section 1.12.

•                  Section 1.2 revises the provisions relating to the date and time of the annual stockholders’ meeting to provide that the Company’s Board may set the date and time of the meeting.

•                  Section 1.4 revises the provisions relating to the delivery of notices of stockholders’ meetings to allow for, with a stockholder’s consent, delivery by electronic mail and posting on an electronic network together with separate notice to the stockholder of such posting.

•                  Section 1.5 revises the provisions relating to the stockholder voting list to provide that the Company is not required to include electronic mail addresses or other electronic contact information in such list and that the Company has the option to provide such list on a readily accessible electronic network.

•                  Section 1.10 adds a list of restrictions that the Chairman of the Board is allowed to impose during stockholders’ meetings and to provide that no stockholder business shall be conducted at such meetings except such business that was brought in accordance with the Second Amended and Restated Bylaws.

•                  Section 1.11 revises the manner in which stockholders may act by requiring that all stockholder action be taken only by means of a duly called annual or special meeting.

•                  Section 1.12 has been added to set forth the requirements with respect to any stockholders’ meeting held by remote communication.

•                  Sections 2.1 and 2.8 have been added to set forth general powers of the Board and participation in Board and committee meetings by telephone conference calls or other methods of communication.

•                  Section 6.13 has been added to provide that the sole and exclusive forum for certain actions involving the Company will now be the state and federal courts located in Delaware, unless the Company consents in writing to the selection of an alternative forum.

The foregoing description of the amendments contained in the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.1                       Second Amended and Restated Bylaws of Inventure Foods, Inc. (effective as of February 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2016

INVENTURE FOODS, INC.

By:	/s/ Steve Weinberger
	Name:	Steve Weinberger
	Title:	Chief Financial Officer